J.P. Morgan 35th Annual Healthcare Conference Mike Narachi, President & CEO January 12, 2017 We help improve the health and lives of patients struggling to lose weight Exhibit 99.1

This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. and Contrave®. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “should,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward‐looking statements. These statements are based on Orexigen’s current beliefs and expectations. These forward‐looking statements include statements regarding: the potential success of marketing and commercialization of Contrave in the United States, including the recently-launched patient-focused marketing campaign; the potential for Contrave and Mysimba® to achieve commercial success globally; the potential for Orexigen and its partners to obtain regulatory approvals for Contrave and Mysimba in additional markets outside the United States; the ability of Orexigen to enter into successful partnership arrangements for Contrave/Mysimba in additional territories outside the United States; the potential for Orexigen to achieve commercial success for Contrave in the United States without a partner; the sales force capacity, effectiveness and efficiency for commercialization of Contrave in the United States; the Company’s strategic plans and initiatives; Orexigen’s ability to manage its expenses, including by implementing a CVOT that achieves significant cost savings; the potential to acquire, develop and market additional product candidates or approved products; Orexigen’s preclinical development plans and ability to perform IND-enabling studies successfully;  and on-going patent litigation related to Contrave. The inclusion of financial modeling, forward‐looking statements and potential transaction plans and terms should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ materially from those expressed or implied in this presentation due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: the potential that the marketing and commercialization of Contrave/Mysimba will not be successful, particularly, with respect to Contrave, in the U.S. following the launch of the patient-focused marketing campaign; the Company’s ability to obtain and maintain partnerships and marketing authorization globally; our ability to adequately inform consumers about Contrave; our ability to successfully commercialize Contrave with a specialty sales force in the United States; our ability to successfully complete the post-marketing requirement studies for Contrave; the capabilities and performance of various third parties on which we rely for a number of activities related to the manufacture, development and commercialization of Contrave/Mysimba; the therapeutic and commercial value of Contrave/Mysimba; competition in the global obesity market, particularly from existing and generic therapies; the Company’s failure to successfully acquire, develop and market additional product candidates or approved products; the estimates of the capacity of manufacturing and the company’s ability to secure additional manufacturing capabilities; our ability to obtain and maintain global intellectual property protection for Contrave and Mysimba; legal or regulatory proceedings against Orexigen, as well as potential reputational harm, as a result of misleading public claims about Orexigen; our ability to maintain sufficient capital to fund our operations for the foreseeable future; the potential for a Delaware court to determine that one or more of the patents are not valid or that Actavis' proposed generic product is not infringing each of the patents at issue; and other risks described in Orexigen’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading "Risk Factors" in Orexigen's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2016 and its other reports, which are available from the SEC's website (www.sec.gov) and on Orexigen's website (www.orexigen.com) under the heading "Investors." All forward‐looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements

Contrave®

(naltrexone HCl/bupropion HCl)

8 mg/90 mg • Extended-Release Tablets

Mysimba® 8 mg/90 mg prolonged-release tablets

naltrexone hydrochloride / bupropion hydrochloride

112 prolonged-release tablets

Indicated for use as an adjunct to a reduced-calorie diet and increased physical activity for chronic weight management in adults with an initial body mass index (BMI) of 30 kg/m² or greater (obese), or 27 kg/m² or greater (overweight) in the presence of at least one weight-related comorbid condition. Approved with the brand name Contrave in the United States and Mysimba in the European Union.

WARNING: SUICIDAL THOUGHTS AND BEHAVIORS; AND NEUROPSYCHIATRIC REACTIONS

Suicidality and Antidepressant Drugs

Not approved for use in the treatment of major depressive disorder or other psychiatric disorders. Contains bupropion, the same active ingredient as some other antidepressant medications (including, but not limited to, WELLBUTRIN, WELLBUTRIN SR, WELLBUTRIN XL, and APLENZIN). Antidepressants increased the risk of suicidal thoughts and behavior in children, adolescents, and young adults in short-term trials. These trials did not show an increase in the risk of suicidal thoughts and behavior with antidepressant use in subjects over age 24; there was a reduction in risk with antidepressant use in subjects aged 65 and older. In patients of all ages, monitor closely for worsening, and for the emergence of suicidal thoughts and behaviors. Advise families and caregivers of the need for close observation and communication with the prescriber. Not approved for use in pediatric patients.

Neuropsychiatric Reactions in Patients Taking Bupropion for Smoking Cessation

Serious neuropsychiatric reactions have occurred in patients taking bupropion for smoking cessation. The majority of these reactions occurred during bupropion treatment, but some occurred in the context of discontinuing treatment. In many cases, a causal relationship to bupropion treatment is not certain, because depressed mood may be a symptom of nicotine withdrawal. However, some of the cases occurred in patients taking bupropion who continued to smoke. Although not approved for smoking cessation, observe all patients for neuropsychiatric reactions. Instruct the patient to contact a healthcare provider if such reactions occur.

Full Prescribing Information, including Medication Guide, for Contrave is available at http://www.contrave.com/. The Mysimba Summary of Product Characteristics is available at ema.europe.eu.

OREXIGEN

For investor purposes only, not for product promotion 3

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

2016 – Acquired Full Control of Contrave and Built the Foundations for Future Growth

Q1 2016
- Acquired US rights to Contrave from Takeda
- Raised $165M to commercialize Contrave in the US
- Commercialization agreement for Central/Eastern Europe

Q3 2016
- Launched new physician-centered campaign with Orexigen's salesforce
- 1st US commercial sale by Orexigen
- Commercialization agreements for Spain and Canada

12/26/2016

Launched a comprehensive patient- focused campaign



Q1
Q2
Q3
Q4
2017

Q2 2016
- Built commercial infrastructure for Orexigen US
- Contrave approved and launched in South Korea
- Favorable Markman hearing in patent litigation

Q4 2016
- Mysimba launched in Central/Eastern Europe
- Commercialization agreements for UK/Ireland, Australia/New Zealand, and Middle East
- Announced early development programs
- Reduced debt by $35M on favorable terms

Ended 2016 with:
- ~74,000 US writers of Contrave, ~700,000 US Rx (>1.3 million since launch)
- OUS Partnerships spanning 38 countries
- Pro forma cash balance of ~$190M

OREXIGEN
For investor purposes only, not for product promotion 5

Drive Contrave growth in the US Implement an innovative, patient-focused education and awareness campaign Integrate physician programs with patient programs to drive higher quality discussions on Rx-assisted weight loss Realize significant OUS opportunity Support successful launches and approvals in partnered territories 2017 A Value Inflection Year Advance early-stage programs toward IND Expand differentiated commercial strategies (e.g. telemedicine) Leverage a successful commercial infrastructure with additional products Reach agreement with regulators on most cost-efficient means of satisfying the CV PMR Manage global supply chain to lower production costs Diligently manage expenses Actively adjust capital allocations to achieve highest ROI Carefully manage operating expenses Grow global net sales An eye to the future

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

After Achieving a High Degree of Physician Awareness, and Becoming the #1 Prescribed Weight-Loss Brand[1], Contrave is Ready for DTC


Takeda Launch
Orexigen Launch
Branded Oral Market Share[1]
60%
50%
40%
30%
20%
10%
0%
Contrave
Qsymia
Belviq
Orexigen launches independent field force
Orexigen launches patient-focused DTC campaign on December 26, 2016
Oct 14
Nov 14
Dec 14
Jan 15
Feb 15
Mar 15
Apr 15
May 15
Jun 15
Jul 15
Aug 15
Sep 15
Oct 15
Nov 15
Dec 15
Jan 16
Feb 16
Mar 16
Apr 16
May 16
Jun 16
Jul 16
Aug 16
Sep 16
Oct 16
Nov 16
Dec 16

Since August transition, Orexigen is executing several new strategies to drive growth

- New, specialty sales force rapidly achieved full detail capacity
- Enhanced marketing mix with new messaging
- Introduced sample program
- Optimized discounting and patient access strategies
- Launched DTC campaign

Source:
1. QuintilesIMS, NPA Market Dynamics data for the period November 2015 – November 2016

OREXIGEN
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8

A Very Large Market Opportunity Remains to be Realized

Market potential of ~110M patients in the US[1]



Yet only ~3% are treated with a prescription weight loss therapy[2]

= 1 million patients

Sources:
1. Patients with BMI of 30+, BMI 27-29 with co-morbidities. Orexigen Segmentation Research based on CDC data. National Center for Health Statistics: Obesity/Overweight. 2015. https://www.cdc.gov/nchs/fastats/obesity-overweight.htm. Accessed on December 27, 2016
2. QuintilesIMS, NPA Market Dynamics data as of November 2016

OREXIGEN
For investor purposes only, not for product promotion
9

Commercial Strategy: Increasing and Enhancing Patient-Physician Engagement About Contrave-Assisted Weight-Loss

HCP Activation Campaign

Over 1.1M details delivered

~74,000 unique doctors have prescribed Contrave

HCP speaker programs have reached 30,000+ attendees

Samples program

Focus on core group of 20,000 top weight-loss-prescribing physicians

Use multi-channel-marketing to engage additional 200,000 physicians who respond to digital promotion



Contrave

Patient Activation Campaign

DTC initiated on 12/26/2016

Comprehensive DTC campaign - TV, website, social media, print - to drive awareness and activate patients

Messaging tested extensively and designed to motivate patient engagement with a physician

Savings card to drive broad access

Piloting novel approaches to physician access and Rx fulfillment

Integrated patient-physician campaign designed to enable high-quality physician consultations for activated patients

OREXIGEN

For investor purposes only, not for product promotion 10

Our HCP Engagement Strategy Spans Multiple Channels with Commensurate Level of Investment Per HCP

Increasing investment per HCP engagement

	Primary Promotion Channel	Objectives
KOLs (360)	**Health Science Associates**	• Engage key leaders in support of shared objectives • Ensure high awareness of Contrave data • Keep abreast of latest scientific trends
Primary Targets (19,880)	**Field Sales Reps** Tier 1 Tier 2 Tier 3 *Increasing call frequency*	• Drive direct promotion with key targets • Develop relationship and provide educational support with key targets • Drive Contrave volume growth
MCM Targets (202,000)	**Non-personal Only**[1] MCM Risk share program Online Samples Virtual Speaker Programs	• Engage medium to low potential HCP targets at minimum cost • Educate about obesity and Contrave to increase potential • Maintain and grow Contrave volume

Note: 1. Non-personal programs will overlap and may also cover Primary Targets

OREXIGEN
For investor purposes only, not for product promotion
11

Patients Are Receptive to Rx-Aided Weight Loss, but Awareness is Low Sources: 1. Orexigen Pre-DTC Baseline study, n=1,000 2. Orexigen Pre-DTC Baseline study, n=1,000, aided and unaided awareness Only 8% of target patients struggling to lose weight are aware of Contrave2 45% 45% of motivated patient population would consider Rx for weight loss1 8% Patients want to lose weight and are open to Rx options DTC could expand awareness of treatment options

Activating Patients is A Critical Step Ready to be Taken

Sales force equips the HCP to take this action

DTC equips the patient to take this action



60%
2%

HCPs prescribe Contrave 60% of the time a patient requests it[1]

Of total Contrave prescriptions, only 2% are driven by patient requests[2]

Sources:
1. CONTRAVE Physician Pulse Survey n=61, Nov. 2016
2. Monitor Deloitte Analysis based on qualitative research (interviews) and quantitative survey, Dec. 2015 – Apr. 2016

OREXIGEN
For investor purposes only, not for product promotion
13

We Understand Our Target Patient, Enabling Us to Optimize the Impact of the Contrave DTC Campaign Patient Centric Strategy designing a service or solution around the patient Who the patients are Why do they struggle What do they need How can we reach them Connecting with target patients to educate them on weight loss and activate them to ask a doctor about Contrave 14

“Brains Behind Weight Loss”: Campaign Focus and Key Messages + Efficacy Motivation Lose 2–4X more weight than diet and exercise alone Lose weight and keep it off MOA Reason to Believe Believed to work on two areas of the brain Reduce hunger and help control cravings + Confidence Trust FDA approved #1 prescribed weight loss brand The entire campaign incorporates key safety and risk information including the boxed warning for suicidal thoughts and behaviors and neuropsychiatric reaction

Campaign is Appearing in Key Primetime Television and Print Outlets

360° Patient-Centric Multimedia Campaign Print HCP Office Social Media Telemedicine Home Delivery Website Digital Banners And Video In-office Brochure and Doctor Discussion Guide TV Sign-up for Savings Patient Support Call center ScaleDown

New Contrave Website Plays A Pivotal Role in Enabling Higher-Quality Patient-Physician Conversations About Contrave-Assisted Weight Loss Website includes full prescribing information, including important safety information

Close monitoring of both the Patient-Centric and HCP Campaigns Allows for Rapid Adjustment and Performance Optimization

DTC Campaign

Traffic Volume

- Total Sessions
- Bounce Rate
- Pages Per Session
- Time Spent on Site
- Top pages
- Traffic sources
- Unique Visitors
- Avg. Session Duration
- Impressions

User Engagement Conversions

- Find a Doctor Clicks
- Savings Card Enrollment
- Doctor Disc. Guide Prints
- Scale Down Enrollment
- Get Contrave Now Metrics
- Social Engagement
- Video Completion
- Conversion rates
- Email acquisitions

Performance and Optimization

- Search Positioning
- Paid media CTR
- Paid media website conversion rate
- Paid search CPC
- Social engagement rate

HCP Promotion

HCP Engagement

- Speaker program attendees
- Speaker program surveys
- KOL alignment with scientific platform
- HCP web site metrics
- Multi-channel marketing
- Sample kits requested
- Pharmacy card utilization

HCP Performance

- TRx share & volume
- NBRx; switching data
- New to therapy share
- Year over year market growth
- New Rx vs Refill ratio
- Wholesaler inventory levels
- Promotional sensitivity
- First time writers

Sales Force Execution

- Targeted calls/day
- Detail reach & frequency
- Audited details & share of voice
- Minutes per detail
- Coverage and average reimbursement
- Employers opting into obesity benefit
- HCP market research; sales force effectiveness

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For investor purposes only, not for product promotion
19

Though Early, the Patient-Centric Campaign is Showing Signs of Progress – Week 1 Digital Data



Website Visits
150,000
100,000
50,000
0
Dec. 5
Dec. 12
Dec. 19
Dec. 26
Weekly Sessions



Find a Doctor Searches
20,000
15,000
10,000
5,000
0
Dec. 5
Dec. 12
Dec. 19
Dec. 26
Weekly Sessions



Savings Card Enrollment
6,000
5,000
4,000
3,000
2,000
1,000
0
4-Dec
11-Dec
18-Dec
25-Dec
1-Jan
Weekly Enrollments



Dr. Discussion Guide Printouts
1,000
500
0
Dec. 25
Dec. 26
Dec. 27
Dec. 28
Dec. 29
Dec. 30
Dec. 31
Daily Cumulative Prints



"Get Contrave Now" Interest1
3,000
2,000
1,000
0
Dec. 25
Dec. 26
Dec. 27
Dec. 28
Dec. 29
Dec. 30
Dec. 31
Daily Cumulative Sessions

Note: 1. "Get Contrave Now" data represents California and Texas only

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For investor purposes only, not for product promotion
20

Though Early, the Patient-Centric Campaign is Showing Signs of Progress – Week 1 Rx Data Source: QuintilesIMS NPA Weekly 5 Days Post DTC Launch Share of overall obesity Rx market *Transition point from Takeda to Orexigen Orexigen Launch*

Though Early, the Patient-Centric Campaign is Showing Signs of Progress – Week 1 Rx Data Source: QuintilesIMS NPA Weekly 5 Days Post DTC Launch *Transition point from Takeda to Orexigen Orexigen Launch*

How Telemedicine Works for “Get Contrave Now” Website includes full prescribing information, including important safety information

Telemedicine Pilot: Patient Flow for “Get Contrave Now” Here’s how it works: Get Contrave Now Via Contrave.com Medical questionnaire creates electronic health record Home delivery Online consultation with board-certified, licensed physicians For appropriate patients, valid prescription written and sent to pharmacy 1 2 3 4 5 The telemedicine partner’s platform has the potential to enhance the patient experience and improve the quality of care

Americans Are Ready for Telemedicine


64%

A nationally projectable survey conducted by Harris Poll on behalf of American Well® found **64% of consumers were willing to have a video visit with a doctor**[3]

Telehealth is a significant and rapidly growing component of health care in the US [1]

- ~200 telehealth networks, with 3,500 service sites
- 47 states permit HCPs to write Rx's after talking to patients on laptop or phone
- 30 states and the DC require private insurers cover telehealth the same as they cover in-person services

7 OUT OF 10 AMERICANS PREFER TO GET COMMON PRESCRIPTIONS VIA VIDEO VISIT



WILLINGNESS TO PAY FOR TELEHEALTH OOP (ONE-TIME FEE)[2]


Millennials
$100
Gen X
$61
Baby Boomer
$43
Seniors
$67
Average
$70

17 MILLION

Americans would switch doctors for the availability of video visits[3]



PATIENTS EXPERIENCE DIFFICULTY ACCESSING DOCTORS[3]


18.5
DAYS

Time to see a provider across US


< 3 min.

Avg. time to see a doctor online

Sources:
1. "Telemedicine: opportunities and challenges," Everbridge White Paper, 2015.
2. https://dupress.deloitte.com/dup-us-en/focus/internet-of-things/digitized-care-use-of-technology-in-health-care.html?icid=hp:ft:05
3. American Well Telehealth Index: 2015 Consumer Survey https://www.americanwell.com/infographic-telehealth-index-2015-consumer-survey

OREXIGEN
For investor purposes only, not for product promotion
25

Patient preference for online consultation Many patients prefer the convenience and anonymity of telemedicine There’s a large, pre-existing online community for diet and exercise Straightforward diagnosis and assessment Prescribing information provides clear assessment criteria BMI, comorbidities and risk factors Contrave is not a DEA scheduled, controlled substance Telemedicine has become widely available DTC campaign and website are driving patient outreach and awareness of “Get Contrave Now” Why Telemedicine for Contrave?

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

2010 2000 472m 303m 2020 672m 2000 86m 2010 110m 2020 149m North America and Caribbean South and Central America Africa (AFR) Western Pacific SE Asia Europe Source: EuroMonitor, 2010; WHO Statistics Middle East and North Africa millions of people globally 2000 2020 2000 2010 2020 122m 144m 95m 2000 2000 2010 2020 51m 71m 30m 2000 2000 2010 2020 16m 35m 5m 2000 2000 2010 2020 99m 156m 46m 2000 2000 2010 2020 15m 24m 9m 2000 2000 2010 2020 59m 93m 32m Global Obesity Rate Continues to Rise

Increased Pace of OUS Deal Signings in 2016 South Korea Central & Eastern Europe: Spain Canada Australia/ New Zealand South Africa 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 UK Ireland Middle East: Turkey Greece Poland Slovenia Slovakia Czech Hungary Croatia Lithuania Estonia Latvia Bulgaria Romania Serbia Bosnia and Herzegovina Albania Kosovo Macedonia Montenegro Cyprus Saudi Arabia Bahrain UAE Iran Iraq Lebanon Jordan Qatar Oman Kuwait 2015 2016

Successfully Partnered a Significant Proportion of the OUS Opportunity



VALEANT
OREXIGEN
ROVI
VALEANT
Biologix
Kwangdong
VALEANT
VALEANT

2015 Obesity Rx Drug Sales[1] in Tier-1 OUS markets

Partnered Tier-1 Targets	
Region	**2015 Sales ($M)**
Korea	66.7
Australia/New Zealand	65.9
United Kingdom/Ireland	24.6
Middle East/North Africa[2]	14.5
Spain	14.2
Central and Eastern Europe[3]	9.7
South Africa	8.3
Canada	6.7
Total Partnered	**210.5**
Remaining Tier-1 Targets	
Region	**2015 Sales ($M)**
LATAM[4]	237.7
Other EU[5]	25.1
Egypt	17.0
Total Remaining	**279.9**

Signed partnerships with 5 companies spanning 38 countries that represent ~43% of OUS tier-1 obesity sales

All trademarks are the property of their respective owners

1. QuintilesIMS MIDAS 2015 Sales of: Bupropion/Naltrexone, Lorcaserin, Mazindol, Orlistat, Phendimetrazine, Phentermine
2. MENA (Middle East/North Africa): Saudi Arabia, Lebanon, UAE, Kuwait, Jordan, Egypt, Morocco
3. CEE (Central/Eastern Europe): Bosnia, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Serbia, Slovakia, Slovenia, Turkey
4. LATAM (Latin America/Mexico): Argentina, Brazil, Central America, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay, Venezuela
5. Other EU: Austria, Belgium, Finland, France, Germany, Italy, Luxembourg, Netherlands, Norway, Portugal, Sweden

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For investor purposes only, not for product promotion
30

Key Launches and Regulatory Submissions Expected in 2017 Submissions Launches South Africa Turkey Saudi Arabia Canada Australia Spain Poland Greece Cyprus United Kingdom Ireland Saudi Arabia 1Q 2Q 3Q 4Q Lebanon, UAE, Kuwait Lebanon, UAE, Kuwait Serbia Bosnia and Herzegovina Romania

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

Post-Marketing Development Programs on Track

PMR	2017	2018	2019	2020	2021	2022	2024
DDI	◇						
Juvenile Tox	◇						
TQT	◇						
Renal/Hepatic/Adolescent/Children PK	◇	X	X				X
BE – Pediatric Formulation		X					
Pediatric Phase III (Adolescents/Children)			X				X
Drug Utilization				X			
Observational Database					X		
CVOT (Cardiovascular Outcomes Trial)						X	

Reach agreement with regulatory agencies on the most cost-efficient means of delivering high-quality data to satisfy the cardiovascular outcomes post-marketing requirement

◇ = To date all studies have been completed to agreed regulatory protocols and timelines
X = Deliverable due date

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33

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

In 2015 Orexigen exclusively licensed two compound series from Bath University (UK) Extensive preclinical assessments have demonstrated meaningful therapeutic potential Moving both programs forward to key preclinical milestones in 2017 and exploring options for advancing to IND and into clinical trials Orexigen’s Pre-Clinical Analgesic and Addiction-Management Programs

Sources: NEJM 2016;374:154-63; CDC Wonder Addiction Management: Public Health Epidemics Beyond Obesity In 2014 there were 18.9k deaths from prescription-opioid overdose and 10.6k deaths from heroin overdose Opioid addiction is recognized as an urgent public health epidemic in the US Medication-assisted treatment of opioid addiction: market currently valued at >$2B

Medication-Assisted Treatment of Drug Addiction

Target Product Profile: opioid and possible cocaine addiction treatment, with clinical efficacy on par with buprenorphine and an improved tolerability and abuse-liability profile

NCE: Orvinol/Thevinol derivative with lower activity at the Mu opioid receptor than buprenorphine

Preliminary Key Data: Significant inhibition of drug and stress induced relapse behaviors in preclinical studies

Orex-1019 has equivalent Affinity to Mu Opioid Rec but significantly lower activity than Buprenorphine

Activity at Mu Opioid Receptor	Binding (nM)	Relative Activity
Buprenorphine	0.13 ± 0.02	20 ± 6%
Orex-1019	0.10 ± 0.02	2 ± 4%



Cocaine (15 mg/kg)
Primed Reinstatement
Mean Place Preference Score (sec)
800
600
400
200
0
***
+
++
Test
Ext
0
0.1
1.0
10.0
OREX-1019 (mg/kg)

A buprenorphine analog attenuates drug-primed and stress-induced cocaine reinstatement.
T.M. Hillhouse, J.E. Hallahan, E.M. Jutkiewicz, S.M. Husbands, J.R. Traynor. Neuroscience 2016

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For investor purposes only, not for product promotion
37

Sources: North America Opioid Market, Grand View Research Nahin, Richard L, Estimates of Pain Prevalence and Severity in Adults: United States, 2012 The Journal of Pain, Vol 16 No 8, August 2015 Pain Management: Opioids Continue to be the Standard of Care for Chronic Pain Management US Forecast for the Top 5 Opioids used in Pain Management Opioid Use by Application

Treatment of Chronic Moderate to Severe Pain Without Abuse Potential Target Product Profile: outpatient management of acute and chronic moderate to severe pain, without the abuse potential of current standard-of-care opioids NCE: Naltrexone analogue with partial agonist activity at Mu opioid and Nociceptin receptors Preliminary Key Data: Significant, long-lasting analgesia in primates at doses ~200x lower than Morphine. Promising profile in primate self-administration addiction studies Technician blinded to treatment, N=4 animals Addiction: Self Admin vs Remifentanil Analgesia: Time course vs Morphine

Review of 2016 and Preview of 2017 2017 US Commercial Strategy Global Partnering Progress Post-Marketing Studies Early Program Development Summary and Closing Remarks

Drive Contrave growth in the US Implement an innovative, patient-focused education and awareness campaign Integrate physician programs with patient programs to drive higher quality discussions on Rx-assisted weight loss Realize significant OUS opportunity Support successful launches and approvals in partnered territories 2017 A Value Inflection Year Advance early-stage programs toward IND Expand differentiated commercial strategies (e.g. telemedicine) Leverage a successful commercial infrastructure with additional products Reach agreement with regulators on most cost-efficient means of satisfying the CV PMR Manage global supply chain to lower production costs Diligently manage expenses Actively adjust capital allocations to achieve highest ROI Carefully manage operating expenses Grow global net sales An eye to the future

www.contrave.com